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                                                                    Exhibit 10.7
                                 THIRD AMENDMENT

This Third Amendment is entered and made as of October 6, 2000 (the "Third Amendment") as an amendment to the Agreement dated as of October 15, 1990, by and between US Airways, Inc. ("US Airways") and Air Midwest, Inc. ("Contractor") (the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and Contractor have entered into the Agreement; and

WHEREAS, on August 6, 1991, US Airways and Contractor amended the Agreement in certain respects ("First Amendment"); and

WHEREAS, in February of 1993, the parties further amended the Agreement in certain respects ("Second Amendment"); and

WHEREAS, US Airways and Contractor desire to further amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Contractor hereby agree as follows:

      1. The first sentence of Section 9.01 (a) is hereby amended by striking the language contained therein and substituting the following in lieu thereof:

              "This Agreement will become effective October 15th 1990 and will continue in effect thereafter through October 15, 2005, unless it is terminated at an earlier date pursuant to one or more of the provisions of this Article 9."

      2.    Section 9.02(h) is hereby deleted in its entirety and existing
            Section 9.02 (i) is renumbered as Section 9.02(h).

      3. Except as amended hereby, the Service Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

      AIR MIDWEST, INC.                               US AIRWAYS, INC.

        /S/ Jonathan Ornstein                      /S/ Thomas M. Hanley
     --------------------------                  ---------------------------
     By:      Jonathan Ornstein                  By:      Thomas M. Hanley
     Title:   Chairman                           Title:   Vice President
                                                          US Airways Express